UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2008

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On July 11, 2008, KeyCorp (“KeyCorp”) issued 75,000 shares of 7.750% Non-Cumulative Perpetual Convertible Preferred Stock, Series A, $1.00 par value, and with a liquidation preference of $100 per share (the “Preferred Stock”), the terms of which are more fully described in the Certificate of Amendment to the Articles of Incorporation of KeyCorp (the “Certificate of Amendment”), filed with the Secretary of State of the State of Ohio on June 17, 2008, establishing the preferences, limitations and relative rights of the Preferred Stock.

Under the terms of the Preferred Stock, KeyCorp’s ability to declare or pay dividends or make distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) is subject to certain restrictions in the event that KeyCorp does not pay in full or declare and set aside for payment in full dividends on the Preferred Stock. “Junior Stock” means KeyCorp’s common shares and any other class or series of KeyCorp’s stock now existing or hereafter authorized over which the Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets in any liquidation, dissolution or winding-up of KeyCorp. “Parity Stock” means any other class or series of KeyCorp’s stock that ranks on a parity with the Preferred Stock in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding-up of KeyCorp. As of July 11, 2008, there were no outstanding shares of Parity Stock. Copies of the Certificate of Amendment and the form of certificate for the Preferred Stock are filed as Exhibits 3(a) and 4(a), respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On July 11, 2008, KeyCorp issued 75,000 shares of Preferred Stock pursuant to the partial exercise of the underwriters’ over-allotment option set forth in the Underwriting Agreement, dated June 12, 2008, by and between KeyCorp and Citigroup Global Markets Inc., as representative of the underwriters named therein, filed as Exhibit 1(a) to this Current Report on Form 8-K and incorporated herein by reference. The shares of Preferred Stock were registered pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-151608), filed with the Securities and Exchange Commission (the “Commission”) on June 12, 2008 (the “Shelf Registration Statement”).

In addition, on July 11, 2008, KeyCorp issued 7,065,957 of its common shares, par value $1.00 per share (the “Common Shares”), pursuant to the partial exercise of the underwriters’ over-allotment option set forth in the Underwriting Agreement, dated June 12, 2008, by and between KeyCorp and Citigroup Global Markets Inc., as representative of the underwriters named therein, filed as Exhibit 1(b) to this Current Report Form 8-K and incorporated herein by reference. The Common Shares were registered pursuant to the Shelf Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1(a)	Underwriting Agreement, dated June 12, 2008, by and between KeyCorp and Citigroup Global Markets Inc., as representative of the underwriters named therein relating to the purchase of KeyCorp’s Preferred Stock. Incorporated herein by reference to Exhibit 1(a) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

1(b)	Underwriting Agreement, dated June 12, 2008, by and between KeyCorp and Citigroup Global Markets Inc., as representative of the underwriters named therein relating to the purchase of KeyCorp’s Common Shares. Incorporated herein by reference to Exhibit 1(b) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

3(a)	Certificate of Amendment to Articles of Incorporation, dated June 17, 2008, relating to KeyCorp’s Preferred Stock. Incorporated herein by reference to Exhibit 3(a) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

4(a)	Form of Certificate for the Preferred Stock. Incorporated herein by reference to Exhibit 4(a) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

Date: July 11, 2008	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Vice President and Deputy General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
1(a)	Underwriting Agreement, dated June 12, 2008, by and between KeyCorp and Citigroup Global Markets Inc., as representative of the underwriters named therein relating to the purchase of KeyCorp’s Preferred Stock. Incorporated herein by reference to Exhibit 1(a) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

1(b)	Underwriting Agreement, dated June 12, 2008, by and between KeyCorp and Citigroup Global Markets Inc., as representative of the underwriters named therein relating to the purchase of KeyCorp’s Common Shares. Incorporated herein by reference to Exhibit 1(b) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

3(a)	Certificate of Amendment to Articles of Incorporation, dated June 17, 2008, relating to KeyCorp’s Preferred Stock. Incorporated herein by reference to Exhibit 3(a) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.

4(a)	Form of Certificate for the Preferred Stock. Incorporated herein by reference to Exhibit 4(a) to the Current Report on Form 8-K of the Company filed with the Commission on June 18, 2008.